DSS AMERICAFIRST MONTHLY RISK-ON RISK-OFF FUND Class A: ABRFX Class U: ABRUX Class I: ABRWX SUMMARY PROSPECTUS October 7, 2021

Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund at https://www.americafirstfunds.com/tools. You can also get this information at no cost by calling 1-877-217-8501, emailing info@afcm-quant.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus dated October 7, 2021, and statement of additional information, dated October 7, 2021 are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, email address or phone number noted above.

Investment Objective:  The Fund seeks to achieve capital appreciation with a focus on producing positive returns regardless of the direction of the financial markets.

Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund.  You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.  You may qualify for sales charge discounts on purchases of Class A and Class U shares if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund.  More information about these and other discounts is available from your financial professional and in the section entitled How to Buy Shares on page 28 of the Fund’s Prospectus and in Purchase and Redemption of Shares on page 38 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class U	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.00%	2.50%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of original purchase price or redemption proceeds)	1.00%	1.00%	None
Redemption Fee (as a % of amount redeemed, if sold within 90 days)	1.00%	1.00%	1.00%
Wire Transfer Fee	$15	$15	$15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees *	0.25%	1.00%	0.00%
Other Expenses**	1.46%	1.46%	1.40%
Acquired Fund Fees and Expenses (1)	0.07%	0.07%	0.07%
Total Annual Fund Operating Expenses	2.78%	3.53%	2.47%
Fee Waiver (2)	0.00%	(0.12)%	(0.84)%
Total Annual Fund Operating Expenses After Fee Waiver	2.78%	3.41%	1.63%

*

Presented at maximum amount.

**

Restated to remove effect of recoupment of previously waived advisory fee for Class A and Class U.

(1)

The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

(2)

The Advisor and the Trust have entered into an expense limitation agreement whereby the Advisor has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses (exclusive of any (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes; (vi) legal fees; (vii) specialized pricing services, (viii) proxy costs not borne by the Advisor or another party, (ix) unusual or unanticipated audit costs, (x) change in service provider transition expenses, and (xi) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Advisor))) in order to limit annual fund operating expenses to 2.45%, 2.95% and 1.20% for Class A, Class U and Class I, respectively.  These expense limitations will remain in effect until at least October 31, 2023.  This agreement may be terminated by the Fund’s Board of Trustees on written notice to the Advisor.  These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the lesser of the foregoing expense limits and any expense limits in place at the time of the recoupment.

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$767	$1,319	$1,896	$3,454
Class U	$585	$1,283	$2,015	$3,940
Class I	$166	$604	$1,159	$2,674

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 770.03% of the average value of the portfolio.

Principal Investment Strategies:

The Fund seeks to achieve its investment objective primarily through long positions in global equity markets and U.S. interest rate markets.  The Fund will invest in equity securities regardless of market capitalization and regardless of industry sector.  With regard to fixed income securities, the Fund invests primarily in U.S. Treasury bonds with a mid-term maturity.

The Fund's portfolio of securities may include common stocks of foreign and domestic companies, preferred securities, of domestic or foreign issuers, U.S. Treasury bonds, exchange-traded portfolios (“Exchange Traded Portfolios”), master limited partnerships (“MLPs”), and real estate investment trusts (“REITs”).  For purposes of the strategy, the Fund defines Exchange Traded Portfolios to include exchange traded funds (“ETFs”) that issue shares that are approved for listing and trading on a national securities exchange.  It is possible that the Fund may not include all of these types of securities and may only include one of these types of securities in the portfolio at any given time.

Risk-on risk-off refers to the monthly assessment of risk and changes in investment allocation in response to stock market and economic patterns.  The Fund’s Advisor defines risk-on assets as equities and risk-off assets as high-grade bonds, gold, and other asset-classes with low historical correlations to stocks.  When applicable, the Fund may rebalance a significant portion of its equity holdings to “risk off” asset classes.

Principal Risks of Investing in the Fund:

As with any mutual fund, there is no guarantee that the Fund will achieve its goal.  The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund.

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ETF Risk.  When the Fund invests in another investment company, including an ETF, it will indirectly bear its proportionate share of any fees and expenses payable directly by the other investment company.  Therefore, the Fund will incur higher expenses, many of which may be duplicative.  In addition, the Fund may be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of leverage by the funds).  The Fund has no control over the investments and related risks taken by the underlying funds in which it invests.  Additionally, investments in ETFs are also subject to the following risks:  (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted for a number of reasons.

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Fixed Income Risk.  When the Fund invests in fixed income securities, or Acquired Funds that own bonds, the value of your investment in the Fund will fluctuate with changes in interest rates.  Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments).

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Foreign and Currency Exposure Risk.  Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.  The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar.

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Interest Rate Risk.  Interest rate risk is the risk that bond prices overall, including the prices of securities held by the Fund, will decline over short or even long periods of time due to rising interest rates.  Bonds with longer maturities tend to be more sensitive to interest rates than bonds with shorter maturities.  Recently, interest rates have been historically low.  Current conditions may result in a rise in interest rates.  As a result, for the present, interest rate risk may be heightened.

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Leveraged ETF Risk. Investing in leveraged ETFs will amplify the Fund’s gains and losses.  Most leveraged ETFs “reset” daily. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance of their underlying index or benchmark during the same period of time.

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Liquidity Risk.  Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring a Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

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Management Risk.  The portfolio manager’s judgments about the attractiveness, value and potential appreciation of particular asset classes, sectors, Acquired Funds or other securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio manager’s judgment will produce the desired results.

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MLP Risk.  Investments in MLPs involve risks different from those of investing in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP, cash flow risks, dilution risks and risks related to the general partner’s limited call right.  MLPs are generally considered interest-rate sensitive investments.  During periods of interest rate volatility, these investments may not provide attractive returns.  Many MLPs are focused on energy-related business and are subject to energy sector risks, such as decline in the price of petroleum.

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Preferred Stock Risk.  The value of preferred stocks will fluctuate with changes in interest rates.  Typically, a rise in interest rates causes a decline in the value of preferred stock.  Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments.

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Real Estate Risk.  Because of its investment in REITs, the Fund is subject to the risks of the real estate market as a whole, such as taxation, regulations and economic and political factors that negatively impact the real estate market and the direct ownership of real estate.

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Security Risk.  The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio.

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Small and Medium (Mid) Capitalization Stock Risk.  The earnings and prospects of small and mid-capitalization companies are more volatile than larger companies, they may experience higher failure rates than larger companies and normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures.

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Stock Market Risk.  Overall stock market risks may also affect the value of the Fund.  Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.  Additionally, unexpected local, regional or global events, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues (such as the global pandemic coronavirus disease 2019 (COVID-19)); and recessions and depressions could have a significant impact on the Fund and its investments and may impair market liquidity.  Such events can cause investor fear, which can adversely affect the economies of nations, regions and the market in general, in ways that cannot necessarily be foreseen.

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Stock Value Risk.  Stocks involve the risk that they may never reach what the portfolio manager believes is their full market value, either because the market fails to recognize the stock’s intrinsic worth or the manager misgauged that worth.

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Tracking Risk.  Investment in the Fund should be made with the understanding that the acquired funds, such as ETFs, in which the Fund invests will not be able to replicate exactly the performance of the indices or sector they track, if any, because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities.

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Turnover Risk.  Because the Fund will rebalance its holdings on an at least quarterly basis, the Fund may have portfolio turnover rates significantly in excess of 100%.  Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

Performance:  The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund.  The bar chart shows performance of the Fund’s Class A shares for each full calendar year since the Fund’s inception.  The sales charge is not reflected in the bar chart, and if it were, returns would be less than those shown.  The performance table compares the performance of the Fund’s shares over time to the performance of a broad-based market index.  You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future.  Updated performance information is available at no cost by calling 1-877-217-8501.

The Fund was reorganized on January 4, 2013 from the AmericaFirst Absolute Return Fund (“the Predecessor Fund”), a series of the Mutual Fund Series Trust, into a series of AmericaFirst Quantitative Funds, a Delaware statutory trust.  The Fund is a continuation of the Predecessor Fund and, therefore, the performance information includes the performance of the Predecessor Fund.

Performance Bar Chart For Calendar Years Ended December 31

Best Quarter:	Dec-13	13.03%
Worst Quarter:	Mar-20	(14.38)%

The year-to-date return as of the most recent calendar quarter which ended September 30, 2021 was 2.12%.

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2020)

Class A Shares	One Year	Five Years	Ten Years	Since Inception(1)
Return before taxes	-11.43%	1.19%	1.25%	2.39%
Return after taxes on distributions	-11.43%	1.19%	1.03%	2.18%
Return after taxes on distributions and sale of Fund shares	-6.77%	0.91%	0.87%	1.78%
Class I Shares
Return before taxes	-5.45%	3.39%	2.68%	4.73%
Class U Shares
Return before taxes	-9.53%	1.20%	1.26%	1.89%
Lipper Absolute Return Funds Index(2) (reflects no deduction for taxes)	1.26%	2.63%	1.91%	2.08% 2.12%

(1)

The inception date of the Fund’s Class A and U shares is February 26, 2010.  The inception date for the Fund’s Class I shares is July 12, 2010.

(2)

The Lipper Absolute Return Funds Index is an equal-dollar-weighted index of the largest mutual funds within Lipper’s Absolute Return Funds classification, which is defined as those funds that aim for positive returns in all market conditions.  The funds are not benchmarked against a traditional long-only market index but rather have the aim of outperforming a cash or risk-free benchmark.  Inception date used of February 26, 2010 is presented above and July 12, 2010 is presented below.

After-tax returns are estimated and were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  After-tax returns are shown for only one Class and after-tax returns for other Classes will vary.

Advisor:  DSS Wealth Management, Inc. is the Fund’s investment advisor.

Portfolio Manager:  Rick Gonsalves, the Portfolio Manager of the Advisor, serves as the Fund’s Portfolio Manager.  He has served the Fund in this capacity since the Fund commenced operations in 2012.  He has served as the Portfolio Manager of the Predecessor Fund since it commenced operations in 2010.

Purchase and Sale of Fund Shares:  For Class A and Class U shares, the minimum initial investment in the Fund is $1,000 for a regular account, $1,000 for an IRA account, or $100 for an automatic investment plan account.  For Class I shares, the minimum initial investment is $1,000,000.  The minimum subsequent investment in the Funds is $50.  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open.  Redemptions requests may be made in writing, by telephone or through a financial intermediary and will be paid by check of wire transfer.

Tax Information:  Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through an individual retirement account or a tax-exempt plan.  If you are investing in a tax-free plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

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